Exhibit 99.1
SEVERANCE AGREEMENT AND RELEASE OF CLAIMS

This Severance Agreement and Release of Claims (hereinafter, referred to as the “Release”) is entered into by and between Tier Technologies, Inc. (the “Company”) and Mr. Ronald W. Johnston (“you”).  Collectively, the Company and you are hereinafter referred to as the “parties.”

WHEREAS, you have been employed by the Company pursuant to an Employment Agreement effective July 1, 2008 and an amendment to that agreement dated August 31, 2010 (together, the “Employment Agreement”);

WHEREAS, you have resigned your employment with the Company effective March 3, 2011;

WHEREAS, the Company hereby advises you to consult with an attorney before signing this Release and the Additional Release of Claims, attached hereto as Exhibit A (the “Additional Release”); provided, that you must sign and return this Release by close of business on March 25, 2011 (the “Return Date”) and you must sign and return the Additional Release on (and not before) May 11, 2011; and

NOW THEREFORE, in consideration of the promises and conditions set forth herein, the receipt and sufficiency of which the parties hereby acknowledge, the Company and you agree as follows:

1.	Your employment with the Company will terminate effective today, March 3, 2011 (“Separation Date”).

2.
In consideration for your timely execution and return, and nonrevocation, of this Release and the Additional Release, and your compliance with the respective terms of each agreement, the Company shall provide you with the following severance benefits:

a.
The Company will pay you in one lump-sum payment $272,000, less applicable taxes and withholdings, which is an amount equivalent to one times your base salary rate in effect as of the Separation Date (the “Base Severance Pay”).  Pursuant to Internal Revenue Code Section 409A (“Section 409A”), the Company will pay to you the Base Severance Pay on September 6, 2011, which is six months and one business day following your Separation Date.

b.
The Company will pay you, as supplemental severance, any base salary that would have been due between the Separation Date and May 10, 2011, with payment to be made in a single lump sum payment, reduced by applicable withholdings, as soon as the Release becomes effective against you (i.e., the 8th day after you execute and return it if not earlier revoked); provided that you execute and return the Release no later than the Return Date.  In return for this payment, you agree to make yourself reasonably available to the Company’s Chief Executive Officer for consultation on transition matters between the Separation Date and May 10, 2011, for no further compensation.

c.
Should you elect, and provided you are eligible, to continue receiving group health insurance pursuant to the federal “COBRA” law, 29 U.S.C. § 1161 et seq., the Company, for 12 months following the Separation Date (the “COBRA Period”), shall pay the premium for you and your covered beneficiaries, if any, for such coverage that is paid by the Company for active and similarly-situated employees who receive the same type of coverage as of the Separation Date.  All applicable premium costs after the COBRA Period shall be paid by you on a monthly basis for as long as, and to the extent that, you remain eligible for COBRA continuation; and

d.
As of the Separation Date, the Company will accelerate the portion of the options granted to you on December 4, 2008, that would have otherwise vested as of December 4, 2011 had you remained employed with the Company through that date.  For the avoidance of doubt, the options will become exercisable as to an additional 15,000 shares as of the Separation Date, provided that you may not exercise that newly exercisable portion of the options unless and until the Additional Release has become irrevocable (and such portion will expire without being exercisable if the Additional Release is not returned and effective pursuant to the terms described herein).  Pursuant to the Company’s Amended and Restated 2004 Stock Incentive Plan, the Nonstatutory Stock Option Agreement Granted under the Amended and Restated 2004 Stock Incentive Plan and the Stock Option Agreement Granted under the Amended and Restated 2004 Stock Incentive Plan, you will have until June 3, 2011, which is three months after the Separation Date, to exercise any vested stock rights you may have, including the accelerated portion described above (as provided for by the plan), but subject, however, to the limitations contained in the last sentence of Section 3(c) of the Nonstatutory Stock Option Agreement Granted under the Amended and Restated 2004 Stock Incentive Plan and the last sentence of Section 3(c) of the Stock Option Agreement Granted under the Amended and Restated 2004 Stock Incentive Plan.  Except as provided in this subsection, all unvested stock options will be cancelled on the Separation Date, as will any and all interests or rights you may have with respect to performance stock units or restricted stock units under the Company’s Enterprise Value Award Plan and Performance Stock Unit Plan.

3.
On behalf of you and your heirs, executors, administrators, successors and assigns, you hereby fully, forever, irrevocably and unconditionally release, remise and discharge the Company and its affiliates, subsidiaries, parent companies, predecessors and successors, and all of their respective past and present officers, directors, stockholders, partners, members, employees, agents, representatives, plan administrators, attorneys, insurers and fiduciaries (each in their individual and corporate capacities) (collectively, the “Released Parties”) from any and all claims, charges, complaints, demands, actions, causes of action, suits, rights, debts, sums of money, costs, accounts, reckonings, covenants, contracts, agreements, promises, doings, omissions, damages, executions, obligations, liabilities and expenses (including attorneys’ fees and costs), of every kind and nature that you ever had or now have against any or all of the Released Parties, including, but not limited to, any and all claims arising out of or relating to your recruitment by, employment with and/or separation from the Company, including, but not limited to, all claims under Title VII of the Civil Rights Act of 1964, 42 U.S.C. § 2000e et seq., the Genetic Information Nondiscrimination Act of 2008, 42 U.S.C. § 2000ff et seq., the Americans with Disabilities Act of 1990, 42 U.S.C. § 12101 etseq., the Age

Discrimination in Employment Act, 29 U.S.C. § 621 etseq., the Family and Medical Leave Act, 29 U.S.C. § 2601 etseq., the Worker Adjustment and Retraining Notification Act (“WARN”), 29 U.S.C. § 2101 etseq., the Rehabilitation Act of 1973, 29 U.S.C. § 701 etseq., Executive Order 11246, Executive Order 11141, the Fair Credit Reporting Act, 15 U.S.C. § 1681 etseq., and the Employee Retirement Income Security Act of 1974 (“ERISA”), 29 U.S.C. § 1001 etseq., all as amended; all claims arising out of the Virginia Human Rights Act, Va. Code Ann. § 2.2-3900 etseq., the Virginians with Disabilities Act, Va. Code Ann. § 51.5-1 etseq., Va. Code Ann. § 40.1-28.6 (Virginia equal pay law), and Va. Code Ann. §§ 40.1-51.2:1 etseq. and 40.1-51.4:5 (Virginia whistleblower protection laws), all as amended; all common law claims including, but not limited to, actions in defamation, intentional infliction of emotional distress, misrepresentation, fraud, wrongful discharge, promissory estoppel and breach of contract, including, but not limited to, the Employment Agreement and all claims to any equity compensation from the Company (other than compensation vested or vesting on your termination of employment), contractual or otherwise; and any claim or damage arising out of your employment with and/or separation from the Company (including a claim for retaliation) under any common law theory or any federal, state or local statute or ordinance not expressly referenced above; provided, however, that nothing in this Release prevents you from filing a charge with, cooperating with or participating in any proceeding before the Equal Employment Opportunity Commission or a state fair employment practices agency (except that you acknowledge that you may not recover any monetary benefits in connection with any such claim, charge or proceeding).

You understand and agree that the claims released in this paragraph 3 include not only claims presently known to you, but also all unknown or unanticipated claims, rights, demands, actions, obligations, liabilities and causes of action of every kind and character that would otherwise come within the scope of the released claims as described in this paragraph 3.  You understand that you may hereafter discover facts different from what you now believe to be true, which if known, could have materially affected this Release, but you nevertheless waive and release any claims or rights based on different or additional facts.

The Company agrees that you are not releasing any claims you may have for indemnification under state or other law or the charter, articles, or by-laws of the Company and its affiliated companies, or under any indemnification agreement with the Company or under any insurance policy providing directors’ and officers’ coverage for any lawsuit or claim relating to the period when you were a director or officer of the Company or any affiliated company; provided, however, that (i) the Company’s execution of this Release is not a concession or guaranty that you have any such rights to indemnification, (ii) that this Release does not create any additional rights to indemnification, and (iii) that the Company retains any defenses it may have to such indemnification or coverage.

4.
You acknowledge and reaffirm your obligation to keep confidential and not disclose any and all non-public information concerning the Company that you acquired during the course of your employment with the Company, including, but not limited to, any non-public information concerning the Company’s business affairs, business prospects and financial condition, as is stated more fully in the Proprietary and Confidential

Information, Developments, Noncompetition and Nonsolicitation Agreement you executed for the benefit of the Company (the “NDA”), which remains in full force and effect. You further acknowledge and reaffirm your other obligations under the NDA, including, but not limited to, your noncompetition and nonsolicitation obligations, which also remain in full force and effect.

5.
You confirm that you have returned to the Company in good working order all keys, files, records (and copies thereof), equipment (including, but not limited to, computer hardware, software and printers, wireless handheld devices, cellular phones, pagers, etc.), Company identification, Company vehicles, Company confidential and proprietary information and any other Company-owned property in your possession or control and have left intact all electronic Company documents, including, but not limited to, those that you developed or helped to develop during your employment.  You further confirm that you have cancelled all accounts for your benefit, if any, in the Company’s name, including, but not limited to, credit cards, telephone charge cards, cellular phone and/or pager accounts and computer accounts.

6.
You acknowledge that you have been reimbursed by the Company for all business expenses incurred in conjunction with the performance of your employment and that no other reimbursements are owed to you.  You also acknowledge that you have received payment in full for all services rendered in conjunction with your employment by the Company, including payment for all wages, bonuses, equity, and accrued unused vacation time, and that no other compensation is owed to you.  You further acknowledge that the Company no longer has any obligations under the Employment Agreement.

7.
You understand and agree that you shall not make any false, disparaging or derogatory statements to any person or entity, including any media outlet, regarding the Company or any of the other Released Parties or about the Company’s business affairs and financial condition; provided, however, that nothing herein shall prevent you from making truthful disclosures to any governmental entities where required by applicable law.

8.
You agree to cooperate fully with the Company in the investigation, defense or prosecution of any claims or actions now in existence or that may be brought in the future against or on behalf of the Company by any third party against the Company or by the Company against any third party.  You also agree that your full cooperation in connection with such claims or actions shall include, but not be limited to, being available to meet with the Company’s counsel to prepare for discovery, any mediation, arbitration, trial, administrative hearing or other proceeding, and to act as a witness when requested by the Company at reasonable times and locations designated by the Company.  Moreover, unless otherwise prohibited by law, you agree to notify the General Counsel of the Company if you are asked by any person, entity or agency to assist, testify or provide information in any such proceeding or investigation.  Such notice shall be in writing and sent by overnight mail within two business days of the time you receive the request for assistance, testimony or information.  If you are not legally permitted to provide such notice, you agree that you shall request that the person, entity or agency seeking assistance, testimony or information provide notice consistent with this paragraph 8.  You further agree to cooperate with the Company in the transitioning of your work, and that you will be available to the Company for this purpose or any other purpose reasonably requested by the Company.

9.
This Release, including the Additional Release, shall be binding upon the parties and may not be modified in any manner, except by an instrument in writing of concurrent or subsequent date signed by duly authorized representatives of the parties hereto.  This Release, including the Additional Release, is binding upon and shall inure to the benefit of the parties and their respective agents, assigns, heirs, executors, successors and administrators.  No delay or omission by the Company in exercising any right under this Release, including the Additional Release, shall operate as a waiver of that or any other right.  A waiver or consent given by the Company on any one occasion shall be effective only in that instance and shall not be construed as a bar to or waiver of any right on any other occasion.

10.
Should any provision of this Release be declared or be determined by any court of competent jurisdiction to be illegal or invalid, the validity of the remaining parts, terms or provisions shall not be affected thereby and said illegal or invalid part, term or provision shall be deemed not to be a part of this Release.

11.	You understand and agree that this Release, including the Additional Release, is a severance agreement and does not constitute an admission of liability or wrongdoing on the part of the Company.

12.
You acknowledge that you have been given at least 21 days to consider this Release, and that the Company advised you in writing to consult with an attorney of your own choosing prior to signing this Release.  You also acknowledge that any change made to this Release, whether material or immaterial, does not restart the running of the 21-day period.  You understand that you may revoke this Release for a period of seven days after you sign it by notifying Keith Omsberg, General Counsel, in writing, and that the Release shall not be effective or enforceable until the expiration of this seven-day revocation period.  You understand and agree that by entering into this Release you are waiving any and all rights or claims you might have under the Age Discrimination in Employment Act, as amended by the Older Workers Benefit Protection Act, and that you have received consideration beyond that to which you were previously entitled.

13.
You affirm that no other promises or agreements of any kind have been made to or with you by any person or entity whatsoever to cause you to sign this Release, and that you fully understand the meaning and intent of this Release.  You state and represent that you have had an opportunity to fully discuss and review the terms of this Release with an attorney.  You further state and represent that you have carefully read this Release, understand the contents herein, freely and voluntarily assent to all of the terms and conditions hereof, and sign your name of your own free act.

14.
In connection with the severance benefits provided to you pursuant to this Release, including the Additional Release, and the Employment Agreement, the Company will withhold and remit to the tax authorities the amounts required under applicable law, and you shall be responsible for all applicable taxes with respect to such severance benefits under applicable law.  You acknowledge that you are not relying upon the advice or representation of the Company with respect to the tax treatment of the payments set forth in this Release.

15.
This Release, including the Additional Release, must be construed, interpreted and governed in accordance with the laws of the Commonwealth of Virginia without reference to rules relating to conflict of laws.  The dispute resolution provisions of Section 20 of the Employment Agreement shall apply to this Release, including the Additional Release.

16.
The respective rights and obligations of the parties under the Employment Agreement shall survive termination of your employment to the extent necessary to preserve such rights and obligations.  Notwithstanding the foregoing, this Release, including the Additional Release, contains the entire understanding and agreement between the parties concerning the subject matter hereof and supersedes all prior agreements, understandings, discussions, negotiations and undertakings, whether written or oral, with respect thereto, including, but not limited to, the Employment Agreement, except as otherwise provided herein.  Nothing in this paragraph 16, however, shall modify, cancel or supersede your continuing obligations as set forth in paragraph 4 herein.

17.
You understand and agree that payment to you of the severance benefits described herein is further conditioned upon your compliance with all terms of this Release and the Additional Release, and upon your timely execution, return and nonrevocation of the Additional Release and you agree to sign and return the Additional Release pursuant to the time period described herein.

IN WITNESS THEREOF, all parties have set their hand and seal to this Release as of the date written below:

TIER TECHNOLOGIES, INC.		RONALD W. JOHNSTON

/S/ Alex P. Hart		/S/ Ronald W. Johnston
Name:	Alex P. Hart	Date:	March 4, 2011
Title:	Chief Executive Officer

Date:	March 4, 2011

EXHIBIT A

ADDITIONAL RELEASE OF CLAIMS

1.           In further exchange for the consideration set forth in the Release to which this Additional Release of Claims (the “Additional Release”) is attached, on behalf of you and your heirs, executors, administrators, successors and assigns, you hereby fully, forever, irrevocably and unconditionally release, remise and discharge the Company and its affiliates, subsidiaries, parent companies, predecessors and successors, and all of their respective past and present officers, directors, stockholders, partners, members, employees, agents, representatives, plan administrators, attorneys, insurers and fiduciaries (each in their individual and corporate capacities) (collectively, the “Released Parties”) from any and all claims, charges, complaints, demands, actions, causes of action, suits, rights, debts, sums of money, costs, accounts, reckonings, covenants, contracts, agreements, promises, doings, omissions, damages, executions, obligations, liabilities and expenses (including attorneys’ fees and costs), of every kind and nature that you ever had or now have against any or all of the Released Parties, including, but not limited to, any and all claims arising out of or relating to your recruitment by, employment with and/or separation from the Company, including, but not limited to, all claims under Title VII of the Civil Rights Act of 1964, 42 U.S.C. § 2000e et seq., the Genetic Information Nondiscrimination Act of 2008, 42 U.S.C. § 2000ff et seq., the Americans with Disabilities Act of 1990, 42 U.S.C. § 12101 etseq., the Age Discrimination in Employment Act, 29 U.S.C. § 621 etseq., the Family and Medical Leave Act, 29 U.S.C. § 2601 etseq., the Worker Adjustment and Retraining Notification Act (“WARN”), 29 U.S.C. § 2101 etseq., the Rehabilitation Act of 1973, 29 U.S.C. § 701 etseq., Executive Order 11246, Executive Order 11141, the Fair Credit Reporting Act, 15 U.S.C. § 1681 etseq., and the Employee Retirement Income Security Act of 1974 (“ERISA”), 29 U.S.C. § 1001 etseq., all as amended; all claims arising out of the Virginia Human Rights Act, Va. Code Ann. § 2.2-3900 etseq., the Virginians with Disabilities Act, Va. Code Ann. § 51.5-1 etseq., Va. Code Ann. § 40.1-28.6 (Virginia equal pay law), and Va. Code Ann. §§ 40.1-51.2:1 etseq. and 40.1-51.4:5 (Virginia whistleblower protection laws), all as amended; all common law claims including, but not limited to, actions in defamation, intentional infliction of emotional distress, misrepresentation, fraud, wrongful discharge, promissory estoppel and breach of contract, including, but not limited to, the Employment Agreement and all claims to any equity compensation from the Company (other than compensation vested or vesting on your termination of employment), contractual or otherwise; and any claim or damage arising out of your employment with and/or separation from the Company (including a claim for retaliation) under any common law theory or any federal, state or local statute or ordinance not expressly referenced above; provided, however, that nothing in this Additional Release prevents you from filing a charge with, cooperating with or participating in any proceeding before the Equal Employment Opportunity Commission or a state fair employment practices agency (except that you acknowledge that you may not recover any monetary benefits in connection with any such claim, charge or proceeding).

You understand and agree that the claims released in this paragraph 1 include not only claims presently known to you, but also all unknown or unanticipated claims, rights, demands, actions, obligations, liabilities and causes of action of every kind and character that would otherwise come within the scope of the released claims as described in this paragraph 1.  You understand that you may hereafter discover facts different from what you now believe to be true, which if known, could have materially affected this Additional Release, but you nevertheless waive and release any claims or rights based on different or additional facts.

2.           Should any provision of this Additional Release be declared or be determined by any court of competent jurisdiction to be illegal or invalid, the validity of the remaining parts, terms or provisions shall not be affected thereby and said illegal or invalid part, term or provision shall be deemed not to be a part of this Additional Release.

3.           You acknowledge that you have been given at least twenty-one (21) days to consider this Additional Release and that the Company advised you in writing to consult with an attorney of your own choosing prior to signing this Additional Release.  You also acknowledge that any change made to this Release, whether material or immaterial, does not restart the running of the 21-day period.  You understand that you may revoke this Additional Release for a period of seven (7) days after you sign it by notifying Keith Omsberg, General Counsel, in writing, and the Additional Release shall not be effective or enforceable until the expiration of this seven (7) day revocation period.  You understand and agree that by entering into this Additional Release you are waiving any and all rights or claims you might have under the Age Discrimination in Employment Act, as amended by the Older Workers Benefit Protection Act, and that you have received consideration beyond that to which you were previously entitled.

4.           You affirm that no other promises or agreements of any kind have been made to or with you by any person or entity whatsoever to cause you to sign this Additional Release, and that you fully understand the meaning and intent of this Additional Release.  You state and represent that you have had an opportunity to discuss fully and review the terms of this Additional Release with an attorney.  You further state and represent that you have carefully read this Additional Release, understand the contents herein, freely and voluntarily assent to all of the terms and conditions hereof, and sign your name of your own free act.

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I hereby provide this Additional Release as of the date set forth below and acknowledge that the execution of this Additional Release is in further exchange for the consideration set forth in the Release to which this Additional Release is attached, to which I acknowledge I would not be entitled if I did not sign this Additional Release.  I intend that this Additional Release become a binding agreement between the Company and me if I do not revoke my acceptance in writing within seven (7) days.

Ronald W. Johnston	Date

To be signed and returned on May 11, 2011.